NEUROPATHIX, INC.

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (this “Agreement”), dated as of February 17, 2021, but for all purposes shall be effective as of February 10, 2021 (the “Effective Date”), is entered into by and between Neuropathix, Inc., a Delaware corporation (the “Company”), and Lyons Capital LLC (the “Investor”).

RECITALS

A.  The Company desires to sell 3,500,000 shares of common stock of the Company (the “Common Stock”) to the Investor.

B.  The Investor desires to purchase 3,500,000 shares of Common Stock from the Company, subject to the terms and conditions set forth in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1
PURCHASE AND SALE OF COMMON STOCK

1.1  Common Stock. Subject to the terms and conditions of this Agreement, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, at the purchase price of $0.10 per share (the “Per Share Price”), a total of 3,500,000 shares of Common Stock of the Company (the “Shares”).

1.2  Closing. The purchase and sale of the Shares hereunder shall take place at the Company’s office located at 3805 Old Easton Road, Doylestown, PA 18902 at 10:00 a.m. (EST) on February 10, 2021 (the “Closing”) or at such other place and time as the Company and the Investor mutually agree. (The date of the Closing is hereinafter referred to as the “Closing Date.”)

1.3  Delivery. At the Closing, the Company will deliver to Investor a certificate representing the Shares against delivery to the Company by Investor at the Closing of (a) an executed counterpart of this Agreement, and (b) the purchase price of the Shares by wire transfer, a certified or cashier’s check payable to the Company, or by cancellation of indebtedness.

SECTION 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Investor that the following representations are true and complete in all material respects as of the Closing Date.

2.1  Organization and Standing. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

2.2  Corporate Power. The Company will have at the Closing Date all requisite legal and corporate power to execute and deliver this Agreement and to sell and issue the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

2.3  Validity. When executed and delivered by the Investor, this Agreement shall be a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors.

2.4  Valid Issuance of Stock. The Shares, when issued and paid for as provided in this Agreement, will be duly authorized and validly issued, fully paid and nonassessable.

2.5  Governmental Consents. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated hereby or thereby, except qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares under applicable corporate securities law and other applicable Blue Sky laws, which filing and qualification, if required, will be accomplished.

2.6  Title to Property and Assets. The properties and assets the Company owns are owned by the Company free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not affect material properties and assets of the Company.

2.7  Litigation. There is no action, suit, proceeding, claim, arbitration or investigation (“Action”) pending (or, to the Company’s knowledge, currently threatened) against the Company, its properties or assets.

2.8

SECTION 3

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

Investor represents and warrants to the Company that the following representations are true and complete in all material respects as of the Closing Date:

3.1  Authorization. This Agreement constitutes the Investor’s valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) the effect of rules of law governing the availability of equitable remedies. Investor represents that Investor has full power and authority to enter into this Agreement.

3.2  Validity. When executed and delivered by the Investor, and assuming execution and delivery by the Company, this Agreement shall constitute a valid obligation of the Investor, enforceable in accordance with its terms.

3.3  Domicile. The Investor is a resident in the jurisdiction as set forth on the Signature Page hereto.

3.4  Investment Representations. As an inducement to the Company to issue the Shares to Investor, and in order to establish the suitability for Investor of such an investment, Investor hereby makes the following representations and warranties, and authorizes the Company to rely upon the same:

(a)  Investment Intent. Investor is aware of and familiar with the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach a knowledgeable and informed decision to acquire the Shares. Investor is acquiring the Shares for investment for Investor’s own account, not for resale, without any intention of or view toward or for participating, directly or indirectly, in a distribution of the Shares or any portion thereof.

(b)  Accredited Investor. The Investor presently qualifies and shall as of the Closing qualify as an “accredited investor” within the meaning of Regulation D of the rules and regulations promulgated under the Securities Act.

(c)  Representatives. Investor has consulted with such professional advisors (the “Representatives”), if any, as Investor has seen fit in connection with this proposed investment.

(d)  Experience. Investor and Investor’s Representatives, if any, have such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of Investor’s investment in the Shares.

(e)  Risks. Investor understands that an investment in the Company is speculative, that any possible profits therefrom are uncertain, and that Investor must bear the economic risks of the investment in the Company for an indefinite period of time. Investor is able to bear these economic risks and to hold the Shares for an indefinite period.

(f)  Information. Investor and Investor’s Representatives, if any, have received all information and data with respect to the Company which Investor or Investor’s Representatives have requested and have deemed relevant in connection with an evaluation of the merits and risks of this investment in the Company, and do not desire any further information or data with respect to the Company prior to the purchase of the Shares.

(g)  Securities Laws. Investor understands that (i) the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) by reason of a specific exemption therefrom, that the Shares must be held by Investor indefinitely, and that Investor must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. Investor further understands that the Shares have not been registered under the “blue sky” laws of any state.

(h)  Transfers. Investor understands that the Shares may have to be held indefinitely unless they are subsequently registered under the Securities Act and qualified or registered under other applicable securities laws, rules and regulations, which is highly unlikely, or unless an exemption from such qualification or registration is available.

(i)  Legends. Investor understand and agrees that (i) the legends set forth in Section 6 will be placed on the certificate(s) evidencing the Shares; (ii) the stock records of the Company will be noted with respect to such restrictions; and (iii) the Company will not be under any obligation to register the Shares or to comply with any exemption available for sale of the Shares without registration.

(j)  Further Limitations on Disposition. Investor covenants that in no event shall it dispose of any of the Shares (other than pursuant to Rule 144 promulgated by under the Securities Act (“Rule 144”) or any similar or analogous rule) unless and until (a) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (b) if requested by the Company, the Investor shall have furnished the Company with an opinion of counsel satisfactory in form and substance to the Company and the Company’s counsel to the effect that (x) such disposition shall not require registration under the Securities Act and (y) appropriate action necessary for compliance with the Securities Act and any applicable state, local, or foreign law has been taken. Notwithstanding the limitations set forth in the foregoing sentence, if the Investor is a partnership it may transfer Shares to its constituent partners or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or transfer by gift, will, or intestate succession to any such partner’s spouse or lineal descendants or ancestors without the necessity of registration or opinion of counsel if the transferee agrees in writing to be subject to the terms of this Agreement to the same extent if such transferee were the Investor; provided, however, that Investor hereby covenants not to effect such transfer if such transfer either would invalidate the securities laws exemptions pursuant to which the Shares were originally offered and sold or would itself require registration and/or qualification under the Securities Act or applicable state securities laws.

(k)  Valuation of Shares. Investor understands that the Shares have been valued by the Board of Directors of the Company and that the Company believes this valuation represents a fair attempt at reaching an accurate appraisal of their worth. Investor understands, however, that the Company can give no assurances that the Price Per Share is in fact the fair market value of the Shares and that it is possible that the Internal Revenue Service could successfully assert that the value of the Shares on the date of purchase is greater than so determined.

(l)  No Tax Advice. Investor understands that Investor may suffer adverse tax consequences as a result of Investor’s purchase or disposition of the Shares. Investor represents that Investor has consulted any tax consultants Investor deems advisable in connection with the purchase or disposition of the Shares and that Investor is not relying on the Company or the Company’s counsel for any tax advice.

3.5  Survival. The representations and warranties of Investor made pursuant to Section 3 hereof shall survive the Closing.

SECTION 4

CONDITIONS TO INVESTOR’S OBLIGATIONS AT CLOSING

The obligations of Investor under Section 1 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by Investor:

4.1  Representations and Warranties True. The representations and warranties made by the Company in Section 2 hereof shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

4.2  Performance of Obligations. The Company shall have performed and complied with all agreements and conditions herein required to be performed or complied with by it on or before the Closing.

SECTION 5

CONDITIONS TO COMPANY’S OBLIGATIONS AT CLOSING

The Company’s obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment on or prior to the Closing of the following conditions:

5.1  Representations and Warranties True. The representations and warranties made by the Investor in Section 3 hereof shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

5.2  Performance of Obligations. The Investor shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Investor on or before the Closing.

5.3  Legal Matters. All material matters of a legal nature which pertain to this Agreement and the transactions contemplated hereby shall have been reasonably approved by counsel for the Company.

SECTION 6

RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS

6.1  Restrictive Legends.

(a)  Federal Legends. All certificates evidencing the Shares shall bear such restrictive legends as the Company and the Company’s counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”

(b)  Other Legends. The certificates evidencing the Shares shall also bear any legend required by law of the State of Pennsylvania or required pursuant to any state, local, or foreign law governing such securities.

6.2  Stop-Transfer Notices. Investor agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

6.3  Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

6.4  Removal of Legend and Transfer Restrictions. Any legend endorsed on a certificate pursuant to Sections 6.1(a) and (b) and the stop transfer instructions with respect to such legended securities shall be removed, and the Company shall issue a certificate without such legend to the holder of such securities, if such securities are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available with respect to such Shares or if such holder satisfies the requirements of Rule 144.

SECTION 7

MISCELLANEOUS

7.1  Piggyback Registration Rights. Whenever the Company proposes to register any of its securities under the Securities Act, as amended (other than pursuant to a registration primarily for sales of securities to employees of the Company under Form S-8 or pursuant to a business combination under Form S-4), the Company will include in such registration the Shares sold to Investor under this Agreement.

7.2  Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania, without reference to principles of conflicts of laws or choice of laws. The prevailing party in any action to enforce this Agreement shall be entitled to costs and fees (including attorneys’ fees and expert witness fees) incurred in connection with such action. Each party agrees that service of process on them in any such action, suit or proceeding may be effected by the means by which notices are to be given to it under this Agreement. The parties hereby irrevocably submit to the jurisdiction of the State and Federal courts located in Bucks County, State of Pennsylvania (which courts, for purposes of this Agreement, are the only courts of competent jurisdiction), over any suit, action or other proceeding arising out of, under, or in connection with this Agreement or its subject matter.

7.3  Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of Investor to purchase the Shares shall not be assignable without the written consent of the Company.

7.4  Entire Agreement. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof and supersedes any and all prior negotiations, correspondence, understandings and agreements among the parties regarding the subject matter hereof, whether oral or written.

7.5  Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon actual delivery to the party to be notified, (ii) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iii) one business day after deposit with a recognized overnight courier, specifying next business day delivery, addressed (a) if to Investor, at the address set forth beneath Investor’s signature hereto, or at such other address as the Investor shall have furnished to the Company in writing upon 10 days’ notice; (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing upon 10 days’ notice or, until any such holder so furnishes an address to the Company, to and at the address of the last holder of such Shares who has so furnished an address to the Company; or (c) if to the Company, at the following address or at such other address as the Company shall have furnished to the Investor upon 10 days’ notice:

Neuropathix, Inc.

3805 Old Easton Road

Doylestown, PA 18902

Attention: Chief Executive Officer

With a copy to (which shall not constitute notice):

Procopio, Cory, Hargreaves & Savitch LLP

12544 High Bluff Drive, Suite 400

San Diego, CA 92130

Attention: Christopher Tinen, Esq.

7.6  Expenses and Fees. Each party shall pay its own expenses incurred, including any legal fees or costs, in connection with the transactions described in this Agreement.

7.7  Severability. In case any one or more of the provisions contained in this Agreement shall, for any reason, be judicially determined to be invalid, illegal or unenforceable in any respect, (i) the remaining terms and provisions hereof shall be unimpaired and shall remain in full force and effect, and (ii) the invalid or unenforceable provision or term shall be replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of such invalid or unenforceable term or provision, and, if the foregoing provision of this clause (ii) is not permitted pursuant to applicable law, then (iii) this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

7.8  Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by any other party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any party of any breach, default or noncompliance under the Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

7.9  Approval of Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of, or a written instrument signed by (i) the Company, and (ii) Investor.

7.10  Titles and Subtitles; References. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

7.11  Construction. The Company and the Investor have participated jointly in the negotiation and drafting of this Agreement.

7.12  Further Assurances. Each of the parties to this Agreement shall execute and deliver all additional documents and instruments and shall do all acts and things reasonably requested (a) in connection with the performance of the obligations undertaken in this Agreement; (b) to evidence the transactions contemplated by this Agreement; and (c) otherwise to effectuate in good faith the intent of the parties.

7.13  Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

7.14  Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all such counterparts together will constitute one and the same instrument.

[Signature Page Follows]

1

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY: NEUROPATHIX, INC. _______________________________ Dean Petkanas, its CEO

INVESTOR:

LYONS CAPITAL LLC

_______________________________
Jason Lyons, its Chairman

Address:

_______________________________
_______________________________
_______________________________

Telephone: _____________________

Facsimile: _____________________

Email: ________________________

[Signature Page to Common Stock Purchase Agreement.]

2